UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 27, 2026
PBF ENERGY INC.
PBF HOLDING COMPANY LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On October 27, 2026, the Compensation Committee (the “Committee”) of PBF Energy Inc.’s (the “Company”) Board of Directors approved grants of long-term incentive awards effective as October 27, 2026 (the “Grant Date”) under the Company’s 2025 Equity Incentive Plan (as amended, the “Equity Incentive Plan”) as follows: Matthew C. Lucey, the Company’s Chief Executive Officer & President received a 2026 long-term incentive award of $8,484,700 and each of Joseph Marino, Senior Vice President & Chief Financial Officer, T. Paul Davis, Senior Vice President, Supply, Trading and Optimization, and Trecia Canty, Senior Vice President, General Counsel & Secretary, received a 2026 long-term incentive award of $2,500,000. The foregoing 2026 long-term incentive awards were allocated (i) 40% to restricted shares of the Company’s Class A common stock (“Common Stock”), (ii) 30% to performance share units for the three-year performance period from January 1, 2027 through December 31, 2029 (the “Performance Period”), payable in shares of Common Stock, the amount of which will range from zero to 200 percent of the number of performance share units granted based on TSR performance during the Performance Period as determined by the Committee plus additional shares of Common Stock may be awarded at vesting with respect to the computed value of dividend equivalents accrued during the Performance Period and (iii) 30% to performance units with a target value of $1.00 per unit payable in cash, the amount of which will range from zero to 200 percent of the number of performance units granted based on TSR performance during the Performance Period as determined by the Committee. The restricted stock vests in equal installments over three (3) years and the performance share units and the performance units will vest on December 31, 2029, in each case subject to forfeiture or acceleration under certain circumstances set forth in the applicable award agreement, the forms of which agreements are attached as Exhibits 10.1 and 10.2 to this Form 8-K.

Item 9.01.   Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Form of 2026 Equity Incentive Plan Performance Share Unit Award Agreement for the 2027-2029 Performance Cycle.
10.2	Form of 2026 Equity Incentive Plan Performance Unit Award Agreement for the 2027-2029 Performance Cycle.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:	October 30, 2026	PBF Energy Inc.
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel and Secretary

Date:	October 30, 2026	PBF Holding Company LLC
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel and Secretary